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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): February 21, 2006
                                                  (February 20, 2006)
                                                  -------------------


                          Universal Display Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

          Pennsylvania                    1-12031                23-2372688
          ------------                    -------                ----------
 (State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)              File Number) No.)         Identification

         375 Phillips Boulevard
            Ewing, New Jersey                                         08618
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (609) 671-0980
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 20, 2006, the Registrant entered into a Commercial Supply Agreement with AU Optronics Corporation. Under the terms of that agreement, the Registrant agreed to supply said company with the Registrant's proprietary phosphorescent OLED material for use in an active matrix OLED product. The Registrant will recognize both commercial chemical sales and license fee income from its supply of this material to said company. The term of the agreement runs from January 1, 2006 through June 30, 2007.

































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNIVERSAL DISPLAY CORPORATION


                                 By:   /s/ Sidney D. Rosenblatt
                                     -----------------------------------------
                                     Sidney D. Rosenblatt
                                     Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary



Dated:  February 21, 2006

























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